Innophos

March Industrial Investor Conferences

Innophos Holdings, Inc.

March 24-25, 2010



Safe Harbor

- During the course of this presentation, management may make forward-looking statements regarding financial performance and future events.
- We will attempt to identify these statements by use of words such as expect, believe, anticipate, intend, and other words that denote future events. You should understand that, even though our forward looking statements are based on assumptions we believe are reasonable when made, they are still subject to uncertainties that could cause actual results to differ materially from those in the forward-looking statements.
- We also caution you to consider the important risk factors involved in our business that we disclose in our reports and other filings we make with the U.S. Securities and Exchange Commission that could cause actual results to differ from those in the forward-looking statements as contained in this presentation.
- Forward looking statements made herein are summaries of previous public disclosures, do not represent revised guidance, and we do not undertake to revise or update them from the date or dates of previous disclosure.

Innophos



Our Vision

To be the most successful,
most competitive and first choice
specialty phosphates company in the world

Innophos

2009 was a year of significant achievement

- Second highest ever sales and income
- Over 50% of sales now to higher value consumer end markets: food & beverage, pharmaceuticals, oral care
- Net debt at $114m less than half the level of a year ago
- Increased presence in new geographic markets
- Strengthened position in low sodium alternatives
- Upgraded Mexico food grade manufacturing capability
- Major milestones achieved to a stronger more flexible supply chain with reduced sourcing risk

Innophos

Focus of this presentation: 2009 success positions Innophos well for the future

- Improved, higher value market position supports strength and stability of earnings
- Success in new geographies should support growth
- Continuing implementation of supply chain strategy will further reduce risk and increase supply leverage
- Strength of specialty products profitability & improved balance sheet will support ongoing investment






Innophos

Specialty phosphates are key ingredients in a broad range of everyday products

Specialty Salts and Specialty Acids ($444 million)

Mineral Fortification



Bakery Leavening



Pharmaceutical Tablet Excipients



Deli Meat Ingredients



Toothpaste Abrasives



Asphalt Modifiers



Food & Tech Grade Acid ($107 million)

Beverage Flavoring



STPP & Detergent Acid ($82 million)

Detergents



GTSP & Other Products ($34 million)


Fertilizers

Note: Figures in brackets denote 2009 product line revenues.

Innophos

2009 mix significantly improved; enhanced focus on high value products & markets


Revenues by Product
2006
2008
2009
9%
25%
50%
16%
13%
23%
48%
16%
5%
12%
16%
67%
Specialty Salts and Specialty Acids
Food and Technical Grade Acid
Technical STPP and Detergent Acid
GTSP and Other


Revenues by End Market
2006
2008
2009
13%
27%
33%
27%
19%
26%
36%
19%
7%
15%
24%
54%
Pharma, Food, Beverage and Oral Care
Industrial
Detergent and Personal Care
Fertilizer

Innophos

Strong existing market positions support product innovation & geographic growth

- Largest specialty phosphates producer in North America; #1 or 2 position in all product lines
- Unmatched customer value delivery through product performance, technical support and quality of supply
- Strong positioning supporting consumer trends (e.g. low sodium, calcium fortification) drives high value growth
- Increased focus and presence in emerging markets successfully increasing export growth
- Further investments under review to accelerate product and market based growth potential

Innophos

Implementation of our comprehensive supply chain strategy is strengthening our industry leading capability



Phosphate Rock
MGA
"Merchant Green Acid" (fertilizer)
PWA
"Purified Wet Acid"
Specialty Salts & Acids, STPP
Customer Applications
Food Grade Acid Supply
5 Dedicated Facilities
Across N. America
PCS Aurora
Coatzacoalcos
Food & Beverage
Pharma, Oral Care
PCS Geismar
Geismar
Industrial
MGA Supply
Coatzacoalcos
Food Grade
Coatzacoalcos
STPP
Detergent Grade
Detergent, Personal Care
Rock Supply
Coatzacoalcos
Coatzacoalcos
Detergent Grade
Fertilizer
GTSP & Other Co-products

Transitioning from single to multiple sourcing	MGA confirmed as alternative to rock source at Coatzacoalcos, Mexico	Coatzacoalcos food grade acid capability more than doubled, providing critical back-up/additional supply to meet US/Canada food grade acid needs	Investment in Mexico salts capability, plus debottlenecking in US/Canada increases capacity on specialty products

Innophos Facilities

Innophos

Mexico sourcing issues addressed short term; Long term strategy well advanced

- **Settled dispute with OCP on current sourcing**
  - $7.1M payment to OCP in Q409 results, all claims dropped
  - Innophos gets firm 2010 pricing in line with current market
  - Both sides agree to minimum volume commitments; IPHS gets option to purchase additional 3rd party trial rock at any time
- **Existing rock contract terminates in Sept. 2010**
- **MGA sourcing established as an alternative**
- **Advanced in identifying alternate, competitive sources of rock supply for post-Sept. 2010**
  - Negotiating for more than 1 strategic long term supplier

Innophos

Strong balance sheet improvement; Current margins well above pre-2008 levels

($ in millions except EPS)	2006	2007	2008	2009
Net Sales	$542	$579	$935	$667
EBITDA *% Margin*	$78 *14.4%*	$95 *16.4%*	$349 *37.3%*	$179 *26.8%*
Operating Income *% Margin*	$31 *5.7%*	$48 *8.3%*	$299 *32.0%*	$127 *19.0%*
Diluted EPS	($0.39)	($0.27)	$9.54	$2.87
Gross Debt Net Debt	$400 $369	$385 $369	$383 $257	$246* $114
Stockholders' Equity	$61	$45	$243	$295

*$56m of Debt to be redeemed for cash, April 2010

Innophos

Strength of specialty markets evident, detergents lower on reformulation & major customer's plant closure, fertilizer should recover in 2010


Sales Revenue 2005 to 2009
$ Millions
1000
900
800
700
600
500
400
300
200
100
0
2005
2006
2007
2008
2009
Fertilizer
Detergents
Industrial
Food & Beverage
Pharma, Oral Care

Innophos

Specialty salts and acids profitability strong, volatility primarily in STPP, GTSP

- Gross profit on specialty products (specialty salts, specialty acids and food grade phosphoric acid), significantly enhanced vs. 2007 partly on improved mix
- Detergent Grade STPP and Acid (DGA) plus commodity fertilizer co-product (GTSP) experienced high margins in 2008 on high market selling prices and lagged raw material costs
- In 2009, selling prices fell for these products, sourcing was disadvantaged vs. market, and major DGA customer shut down significant capacity, reducing sales
- Ongoing: GTSP should earn positive contribution vs. loss in 2009. Profit on STPP and detergent grade acid now small % of total with limited further impact from reformulation


Gross Profit Trends 2005-2009
$ Millions
400
350
300
250
200
150
100
50
0
-50
2005
2006
2007
2008
2009
STPP, DGA, GTSP & Other
Specialty Products

Innophos

US/Canada profitability significantly enhanced vs. 2007
Mexico to begin restoring profitability from Q1 2010

Operating Income by Region



$ Millions
300
250
200
150
100
50
0
2005
2006
2007
2008
2009
Mexico
US & Canada

Mexico at break-even Operating Income in 2009 after including $7.1m expense for OCP settlement

Innophos

Strong track record in strengthening the balance sheet



Net Debt and Stockholder's Equity
$ Millions
500
400
300
200
100
0
Q1 06
Q3 06
Q1 07
Q3 07
Q1 08
Q3 08
Q1 09
Q309
Net Debt
Stockholder's Equity

Positive performance trends exiting 2009 are encouraging for 2010

- Expect final decline in selling prices effective beginning Q1 2010 of up to 6%. Cycle related to 2008-9 commodity pricing largely complete with enhanced mix contributing to 30-40% improvement in average pricing
- Selling prices expected to increase from Q2, in response to increasing commodity fertilizer prices and related raw materials
- Strong volume trends seen 2H 2009 to continue. 1Q 2010 sequential volume growth expected to be around 7% (excluding GTSP)
- Mexico back to competitive sourcing and expected to make significant progress in 2010 in restoring pre 2008 profitability levels
- Ongoing success expected in achieving growth in new markets

Innophos

Balance sheet strength enables critical long-term business improvement/growth

- **Increased capital expenditure of $30-35m expected 2010. Key projects:**
  - ERP completion
  - Upgrading Mexico food grade capability
  - Debottlenecking US/Canadian plants for high margin products
  - Facilitating multi-rock sourcing strategy
- **Several acquisitions and organic investment projects under review, targeted to:**
  - Strengthen core market positions
  - Extend presence in new geographies
  - Acquisitions likely to be "bolt-on" in nature
- **Investment financing likely to be from existing liquidity and ongoing cash generation**
- **Remain committed to dividend, continue to seek opportunities to optimize cost and profile of debt facilities**

Innophos

In summary…

- We are strengthening our position as the leading specialty phosphate producer bringing high added value to attractive markets
- We have exited the recent period of unusual volatility with greater financial strength, improved underlying profitability and attractive future opportunities
- Implementation of new sourcing strategy well advanced creating additional value and reducing risk

Innophos

Innophos